Exhibit 10.40

Guaranty Contract of Maximum Amount of RMB 25,000,000, with a term from September 1, 2011 to September 1, 2013, between Changzhou City Wujin Best Electronic Appliances Co., Ltd., and Wujin ICBC, guaranteed by Jiangsu Fengshun Packaging&Container Co., Ltd,.